                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 10, 2007

                               AmericasBank Corp.
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             (Exact name of registrant as specified in its charter)

         Maryland                        000-22925            52-2090433
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(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)       Identification No.)


500 York Road, Towson, Maryland                               21204
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(Address of principal executive offices)                      (Zip Code)

                                 (410) 823-0500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS
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         On May 10, 2007, AmericasBank Corp. (the "Company") announced a step forward in its strategy to expand its community banking model in Central Maryland markets. The expansion is beginning with the renaming of the current banking center in Towson, Maryland, which will officially become Towson Community Bank on July 1, 2007. Towson Community Bank will operate as a division of AmericasBank. For more information, reference is made to the Company's press release dated May 10, 2007, which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
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        (a)     Not applicable.


        (b)     Not applicable.


        (c)     Not applicable.


        (d)     The following exhibit is filed herewith:

                Exhibit 99.1          Press Release dated May 10, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 14, 2007                      AmericasBank Corp.
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                                           (Registrant)


                                        By: /s/ A. Gary Rever
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                                            A. Gary Rever
                                            Executive Vice President and CFO